UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 18, 2013

BMC SOFTWARE, INC.

(Exact Name of Registrant As Specified In Charter)

Delaware	001-16393	74-2126120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 CITYWEST BLVD., HOUSTON, TX	77042-2827
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (713) 918-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 18, 2013, BMC Software, Inc. issued a press release announcing that it had commenced an offer to purchase and consent solicitation with respect to (i) its 4.25% Notes due 2022 and (ii) its 4.50% Notes due 2022.

The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed as part of this report:

99.1	Press Release, dated July 18, 2013

Additional Information and Where to Find It

In connection with the proposed transaction, BMC Software, Inc. (the “Company” or “BMC”) filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and other documents relating to the proposed merger, including a form of proxy card, on June 25, 2013. The definitive proxy statement and form of proxy card have been mailed to the Company’s stockholders. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of documents filed by BMC Software, Inc. with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and security holders may obtain a free copy of BMC Software, Inc.’s filings with the SEC from BMC Software, Inc.’s website at http://investors.bmc.com/sec.cfm or by directing a request to: BMC Software, Inc., 2101 CityWest Blvd., Houston, Texas 77042-2827, Attn: Investor Relations, (713) 918-1805.

The Company and certain of its directors, executive officers, and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2012 annual meeting of stockholders, as filed with the SEC on Schedule 14A on June 5, 2012 (as amended by the proxy statement supplement filed on July 3, 2012) and the Company’s 2013 Annual Report on Form 10-K. Additional information regarding the interests of these individuals and other persons who may be deemed to be participants in the solicitation is included in the definitive proxy statement and other relevant documents the Company filed with the SEC.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed transaction on the terms described above or other acceptable terms or at all because of a number of factors, including (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to obtain stockholder approval or the failure to satisfy the closing conditions, (3) the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the merger agreement, (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction and (5) the effect of the announcement of the merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s 2013 Annual Report on Form 10-K and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMC SOFTWARE, INC.

/s/ Christopher C. Chaffin
Christopher C. Chaffin Vice President, Deputy General Counsel & Asst. Secretary

Date: July 18, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated July 18, 2013